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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                   FORM 8-K


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                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


          Date of Report
(Date of Earliest Event Reported):                       Commission File Number:
           JUNE 25, 2001                                         01-13408


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                            DIGITAL RECORDERS , INC.
            (Exact name of Registrant as specified in its charter)


     NORTH CAROLINA                                             56-1362926
(State of incorporation)                                    (I.R.S. Employer
                                                          Identification Number)


                          4018 PATRIOT DRIVE, SUITE 100
                           DURHAM, NORTH CAROLINA 27703
                                  919\361-2155
                         (Address of principal executive
                           offices and telephone number)


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ITEM 5.

    On June 25, 2001, Digital Recorders, Inc. (the "Company") commenced a civil action in the United States District Court for the Northern District of Texas against NextBus Information Systems, a California corporation located in Emeryville, California ("NextBus"). In the civil action, the Company seeks a declaratory judgment to ascertain the scope of a patent held by NextBus. The Company alleges in the action that NextBus' patent should be construed narrowly.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DIGITAL RECORDERS, INC.


Date: July 5, 2001                     By: /s/ David L. Turney
                                          --------------------
                                          David L. Turney
                                          Chairman of the Board, President and
                                          Chief Executive Officer